                                                                    EXHIBIT 10.7

                             AMENDED AND RESTATED
                     PATENT, TRADEMARK AND LICENSE MORTGAGE
                     --------------------------------------


     THIS AMENDED AND RESTATED PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this lst day of July, 1993, by American Builders & Contractors Supply Co., Inc., a Texas corporation having an address at 820 Broad Street, Beloit, Wisconsin 53511 ("Mortgagor"), in favor of American National Bank and Trust Company of Chicago, as Agent, having an office at 33 North LaSalle Street, Chicago, Illinois 60690 ("Mortgagee") , hereby amends and restates in its entirety that certain Patent, Trademark and License Mortgage made as of December 13, 1990 by Mortgagor in favor of The First National Bank of Chicago ("FNBC") , filed in the trademark records of the United States Patent and Trademark Office on December 28, 1990 at Reel 0758, Frame 241 (the "Original Mortgage"), which Original Mortgage was assigned by FNBC to Mortgagee by assignment dated March 5, 1992, filed in the trademark records of the United States Patent and Trademark Office on March 12, 1992 at Reel 0890, Frame 321:


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Mortgagor, Mortgagee, American National Bank and Trust Company of Chicago, in its individual capacity ("ANB") , NationsBank of Texas, N.A. ("NationsBank") and BankAmerica Business Credit, Inc. ("BOA") (ANB, NationsBank and BOA being referred to herein collectively as "Lenders") , are parties to a certain Amended and Restated Loan and Security Agreement, as amended from time to time (the "Loan and Security Agreement") and other related loan documents heretofore or now executed (collectively, with the Loan and Security Agreement, the "Loan Agreements"), which Loan Agreements provide (i) for Mortgagee and Lenders to, from time to time, extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, tradenames, service marks, service mark applications, goodwill and licenses, excluding the trademarks, trademark registrations, trademark applications, tradenames and tradestyles associated with the "Mule-Hide" business;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees as follows:

     1. Incorporation of Loan Agreements. The Loan Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan and Security Agreement.

     2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's Liabilities, Mortgagor hereby reaffirms its prior collateral assignment and grant to Mortgagee of a security interest having priority over all other security interests, with power of sale, to the extent permitted by law, upon the occurrence of a Default, and to the extent such prior collateral assignment and grant was or is insufficient, hereby makes a collateral assignment and grants to Mortgagee a security interest having priority over all other security interests, with power of sale, to the extent permitted by law, upon the occurrence of a Default, in all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

          (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents and patent applications listed on Exhibit A attached hereto and hereby made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing, together with the items described in clauses (a) - (d) of this subsection 2 (i) , are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents");

          (ii) trademarks, trademark registrations, trademark applications, tradenames and tradestyles, service marks, service mark registrations, service mark applications and brand names, including without limitation those trademarks, tradenames, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, but excluding the trademarks, trademark registrations, trademark applications, tradenames and tradestyles associated with the "MuleHide" business, and (a) renewals or extensions, thereof, (b) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing, together with the items described in clauses (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred individually as a "Trademark", and, collectively, as the "Trademarks");

          (iii) all license agreements with respect to any of the Patents or the Trademarks or any other patent, trademark, service mark or any application or registration thereof or any other tradename or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof, but with respect to licenses pertaining to the trademarks, trademark registrations, trademark applications, tradenames and tradestyles associated with the "Mule-Hide" business, Mortgagee's interest shall be limited to the proceeds thereof (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "Licenses") ; and

          (iv) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

     3. Warranties and Representations. Mortgagor warrants and represents to Mortgagee that:

          (i) no Patent, Trademark or License has been adjudged invalid or unenforceable nor has any such Patent, Trademark or License been cancelled, in whole or in part;

          (ii) Mortgagor has adopted, used and is currently using all of the Trademarks;

          (iii) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents, Trademarks or Licenses, except as otherwise disclosed to Mortgagee in writing; and

          (iv) Mortgagor has the unqualified right to execute and deliver this Mortgage and perform its terms and has entered into or will enter into written agreements with each of its present and future employees, agents and consultants to the extent necessary to enable it to comply with the covenants contained herein.

     4. Restrictions on Future Agreements. Mortgagor agrees that until Mortgagor's Liabilities shall have been satisfied in full and the Loan Agreements shall have been terminated, Mortgagor shall not sell or assign its interest in, or grant any license under, the Patents, Trademarks or Licenses, or enter into any other agreement with respect to the Patents, Trademarks or Licenses and Mortgagor further agrees that it shall not knowingly take any action (other than infringement suits against others) , or knowingly permit any action to be taken by others subject to its control, including licensees, or knowingly fail to take any action, which would affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage.

     5. New Patents, Trademarks, and Licenses. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, the Patents, Trademarks and Licenses listed on Exhibits A, B and C, respectively, constitute all of the Patents, Trademarks, and Licenses now owned by Mortgagor. If, before Mortgagor's Liabilities shall have been satisfied in full or before the Loan Agreements have been terminated, Mortgagor shall (i) become aware of any existing Patents, Trademarks or Licenses of which Mortgagor has not previously informed Mortgagee, (ii) obtain rights to any new patentable inventions, Patents, Trademarks or Licenses, or (iii) become entitled to the benefit of any Patents, Trademarks, or Licenses or any improvement on any Patent, the provisions of this Mortgage above shall automatically apply thereto and Mortgagor shall to the extent that it is aware thereof give to Mortgagee prompt written notice thereof to the extent material to the continued operations of Mortgagor. Mortgagor hereby authorizes Mortgagee to modify this Mortgage by amending Exhibits A, B and C, as applicable, to include any such Patents, Trademarks and Licenses.

     6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Trademarks and Licenses assigned hereunder, and (ii) Mortgagor's Liabilities have been paid in full and the Loan Agreements have been terminated. Mortgagor agrees that upon the occurrence of a Default, the use by Mortgagee of all Patents, Trademarks and Licenses shall be worldwide and without any liability for royalties or other related charges from Mortgagee to Mortgagor.

     7. Product Quality. Upon the occurrence of a Default, Mortgagor agrees that Mortgagee, or a conservator appointed by Mortgagee, shall have the right to establish such product quality controls as Mortgagee, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Mortgagor under the Trademarks.

     8. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon payment in full of Mortgagor's Liabilities and termination of the Loan Agreements, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to re-vest in Mortgagor full title to the Patents, Trademarks and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant to the Loan Agreements.

     9. Duties of Mortgagor. Where commercially reasonable and cost effective as to Mortgagor, unless otherwise consented to by Mortgagee in writing, Mortgagor shall have the duty (i) to file and prosecute any trademark or service mark applications pending as of the date hereof or hereafter until Mortgagor's Liabilities shall have been paid in full, and (ii) to preserve and maintain all rights in the Patents, Trademarks and Licenses. Any expenses incurred in connection with Mortgagor's obligations under this Section 9 shall be borne by Mortgagor. Mortgagor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Patent, Trademark or License.

     10. Mortgagee's Right to Sue. Upon the occurrence of a Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all reasonable costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 10.

     11. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     12. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.


     13. Modification. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

     14.  Cumulative Remedies; Power of Attorney; Effect on Loan Agreements.
All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Loan Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Mortgagor hereby authorizes Mortgagee upon the occurrence of a Default, to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its reasonable discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents, Trademarks and Licenses, or (ii) take any other actions with respect to the Patents, Trademarks and Licenses as Mortgagee deems to be in the best interest of Mortgagee, or (iii) grant or issue any exclusive or non-exclusive license under the Patents, Trademarks or Licenses to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks or Licenses to anyone. Mortgagee hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until Mortgagor's Liabilities shall have been paid in full and the Loan Agreements, including any amendments thereto, have been terminated. Mortgagor acknowledges and agrees that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Agreements but rather is intended to facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks or Licenses may be located.

     15. Binding Effect; Benefits. This Mortgage shall be binding upon Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

     16. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of Illinois.

     17. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

     18. Further Assurances. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Mortgagee shall request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

     19. Survival of Representations. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Loan Agreements.

     IN WITNESS WHEREOF, American Builders & Contractors Supply Co., Inc. has duly executed this Mortgage in favor of American National Bank and Trust Company of Chicago, as Agent.

                                                 AMERICAN BUILDERS & CONTRACTORS

ATTEST:                                 SUPPLY CO., INC.


                                        By
-----------------------------             ---------------------------------
Title                                   Title
     --------------------------              ------------------------------

STATE OF ILLINOIS  )
                   )    SS.
COUNTY OF COOK     )


     The foregoing Amended and Restated Patent, Trademark and License Mortgage was executed and acknowledged before me this____ day of __________, 1993, by ____________________ and personally known to me to be the ____________________
and ____________________, respectively of American Builders & Contractors Supply Co., Inc., a Texas corporation, on behalf of such corporation.

                                              __________________________________
                                              Notary Public

                                              My Commission expires:

                                              __________________________________

Agreed and Accepted this lst
day of July, 1993

AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO, as
Agent

By_________________________________
Title________________________________



                        THIS INSTRUMENT PREPARED BY AND
                            AFTER FILING RETURN TO:

                              David M. Mason, Esq.
                          Goldberg, Kohn, Bell, Black,
                           Rosenbloom & Moritz, Ltd.
                                   Suite 3900
                                 55 East Monroe
                            Chicago, Illinois 60603

                                    EXHIBITS
                                    --------

Exhibit A  Patents and Patent Applications

Exhibit B  Trademarks and Trademark Registrations

Exhibit C  License Agreements

                                   EXHIBIT A

                        Patents and Patent Applications
                        -------------------------------



                                      NONE

                                   EXHIBIT B

                     Trademarks and Trademark Registrations
                     --------------------------------------

-------------------------------------------------------------------------
Federal Service Mark
    Registration                      Number            Registration Date
    ------------                      ------            -----------------
-------------------------------------------------------------------------
ABC Supply Co., Inc.                 1,394,477          May 20, 1986
-------------------------------------------------------------------------
American Builders &                  1,376,499          December 17, 1985
Contractors Supply Co., Inc.
-------------------------------------------------------------------------

                            Unregistered Trademarks
                            -----------------------

Construction Trade Tools

                        FIRST AMENDMENT TO AMENDED AND
                RESTATED PATENT, TRADEMARK AND LICENSE MORTGAGE

     This First Amendment to Amended and Restated Patent, Trademark and License Mortgage (this "Amendment"), effective as of February 8, 1996 (the "Effective Date"), is entered into between American Builders & Contractors Supply Co., Inc., a Texas corporation (the "Borrower"), and NationsBank of Texas, N.A. ("NationsBank"), as Agent for the Lenders which are parties to the Loan Agreement described below (in such capacity, the "Agent"):

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Lenders named therein and American National Bank and Trust Company of Chicago, as Agent for the Lenders, are party to that certain Amended and Restated Loan and Security Agreement (the "Original Loan Agreement") dated as of July 1, 1993, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of September 2, 1994 (the "First Amendment"), that certain Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 1995 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 18, 1995 (the "Third Amendment"), that certain Waiver and Fourth Amendment to Loan and Security Agreement dated as of September 30, 1995 (the "Fourth Amendment"), and that certain Waiver and Fifth Amendment to Loan and Security Agreement dated as of December 29, 1995 (the "Fifth Amendment"; the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, is referred to hereinafter as the "Loan Agreement") pursuant to which Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower;

     WHEREAS, concurrently herewith, the Borrower, the Agent and the Lenders are entering into that certain Waiver and Sixth Amendment to Loan Agreement (the "Sixth Amendment") pursuant to which NationsBank of Texas, N.A. is replacing American National Bank and Trust Company of Chicago as agent under the Loan Agreement and the Loan Agreement is being modified in certain other respects;

     WHEREAS, concurrently with the execution of the Original Loan Agreement, the Borrower executed and delivered to American National Bank and Trust Company of Chicago, as agent for the Lenders, a certain Amended and Restated Patent, Trademark and License Mortgage (the "Mortgage"), which Mortgage granted to American National Bank and Trust Company of Chicago, as agent for the Lenders, a collateral assignment of and security interest in the patents, patent applications, trademarks, trademark registrations, and license agreements described on Schedule I attached hereto and incorporated herein by reference, and which Mortgage was filed in the trademark records of the United Stated Patent and Trademark Office on July 12, 1993, at Reel 1002, Frame 0378;

     WHEREAS, the Borrower and the Agent desire to amend the Mortgage to reflect that NationsBank of Texas, N.A. has replaced American National Bank and Trust Company of Chicago as the agent for the Lenders under the Loan Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, the parties hereto agree as follows:

     1. Definitions. All terms defined in the Loan Agreement and not otherwise defined herein, wherever used in this Agreement, shall have the meanings ascribed to such terms in the Loan Agreement as amended by the Sixth Amendment.

     2. Amendment to Introductory Paragraph of the Mortgage. The introductory paragraph of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "THIS AMENDED AND RESTATED PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this lst day of July, 1993, by American Builders & Contractors Supply Co., Inc., a Texas corporation having an address at 820 Broad Street, Beloit, Wisconsin 53511 ("Mortgagor'), in favor of NationsBank of Texas, N.A., as Agent, having an office at 901 Main Street, 6th Floor, Dallas, Texas 75202 ("Mortgagee"), hereby amends and restates in its entirety that certain Patent, Trademark and License Mortgage made as of December 13, 1990 by Mortgagor in favor of The First National Bank of Chicago ("FNBC"), filed in the trademark records of the United States Patent and Trademark Office on December 28, 1990 at Reel 0758, Frame 241 (the "Original Mortgage"), which Original Mortgage was assigned by FNBC to Mortgagee by assignment dated March 5, 1992, filed in the trademark records of the United States Patent and Trademark Office on March 12, 1992 at Reel 0890, Frame 321:"

     3. Amendment to Final Paragraph of the Mortgage. The final paragraph of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "IN WITNESS WHEREOF, American Builders & Contractors Supply Co., Inc. has duly executed this Mortgage in favor of NationsBank of Texas, N.A., as Agent. "

     4. Representations and Warranties of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment the representations and warranties of the Borrower contained in the Mortgage are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, and except as disclosed on Schedule 2 attached hereto, all Exhibits attached to the Mortgage remain true, correct and complete.

     5. Reference to and Effect on the Mortgage. Except as expressly provided herein, the Mortgage shall remain unmodified and in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Agent or the Lenders under the Mortgage, or (b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement. All references in any of the Financing Agreements, other than this Amendment, to the Mortgage shall be deemed to refer to the Mortgage as modified by this Amendment.

     6. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Lenders and the Agent in connection with the preparation, execution, delivery and filing of this Amendment, including the fees and out-of-pocket expenses of counsel for the Lenders and the Agent with respect thereto.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement.

     8. Effectiveness. This Amendment shall be deemed effective as of the Effective Date specified in the preamble upon execution by the Borrower and the Agent

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                    AMERICAN BUILDERS &
ATTEST:                             CONTRACTORS SUPPLY CO., INC.

By:____________________________     By:_________________________________
Name:__________________________     Name:_______________________________
Title:_________________________     Title:______________________________


                             NATIONSBANK OF TEXAS, N.A.,
                             as Agent


                             By:_____________________________
                             Name:___________________________
                             Title:__________________________

                             Address for Notice:

                             901 Main Street, 6th Floor
                             Dallas, Texas 75202
                             Attention: Business Credit/Regional Manager: URGENT


STATE OF WISC  (S)
               (S)
COUNTY OF      (S)

     Subscribed and sworn to before me, the undersigned notary public, on the ____ day of ____________, 1996, by_______________ the_____________ of American

Builders & Contractors Supply Co., Inc., a Texas corporation; for and on behalf of said corporation.

[SEAL]
Notary Public in and for
The State of Wisconsin

My Commission Expires:___________________

                                   Schedule I
                                   ----------

                             Intellectual Property


                     Trademarks and Trademark Registrations
                     --------------------------------------

------------------------------------------------------------------------
Federal Service Mark
    Registration                     Number            Registration Date
------------------------------------------------------------------------
ABC Supply Co., Inc.                1,394,477          May 20, 1986
------------------------------------------------------------------------
American Builders &
 Contractors Supply Co., Inc.       1,376,499          December 17, 1985
------------------------------------------------------------------------

     Unregistered Trademarks
     -----------------------

Construction Trade Tools

                                   Schedule 2
                                   ----------

                          Changes to Mortgage Exhibits


                                      None